UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 9, 2005

SEA CONTAINERS LTD.

(Exact name of registrant as specified in its charter)

Bermuda

(State or other jurisdiction of
incorporation)

001-7560	98-0038412
(Commission File Number)	(I.R.S. Employer Identification No.)

22 VICTORIA STREET

P.O. BOX HM 1179

HAMILTON HMEX, BERMUDA

(Address of principal executive offices) Zip Code

441-295-2244

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended simultaneously to satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act.

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

ITEM 2.02.                                      Results of Operations and Financial Condition

On November 9, 2005, the registrant announced its consolidated earnings for the fiscal quarter ended September 30, 2005.  The news release is attached as an Exhibit to this Current Report and incorporated herein by reference.  The information in this Current Report is being furnished to the Commission.

ITEM 9.01.                                      Financial Statements and Exhibits

(c)	Exhibits

99	News release dated November 9, 2005 regarding third quarter 2005 consolidated earnings, being furnished to the Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEA CONTAINERS LTD.

By:	/s/ Edwin S. Hetherington
	Name:	Edwin S. Hetherington
	Title:	Vice President, General
Counsel and Secretary

Date:  November 10, 2005

EXHIBIT INDEX

Exhibit Number	Description

99	News release dated November 9, 2005